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                                                                   Exhibit 10.29

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                               DAOU Systems, Inc.

                        EXECUTIVE STOCK OPTION AGREEMENT
                                 (Non-Statutory)

     This Executive Stock Option Agreement is made and entered as of the 13th day of December, 2001. This option is being issued outside of the 1996 Stock Option Plan (the "Plan") of DAOU Systems, Inc., a Delaware corporation (the
                  ----
"Corporation"), however, any terms not defined in this Agreement will have the
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meanings ascribed to such terms in the Plan. The Committee administering the
Plan has selected James Roberto (the "Optionee") to receive the following grant
                                      --------
of a non-statutory stock option ("Stock Option") to purchase shares of the
                                  ------------
common stock of the Corporation on the terms and conditions set forth below to which Optionee accepts and agrees:

1.   Stock Option Granted:

Number of Shares Subject to Option                                       400,000
Date of Grant                                                  December 13, 2001
Exercise Price Per Share                                                   $1.00
Expiration Date                                                December 13, 2011


2. The Stock Option is granted to purchase up to the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 (the "Shares"). The Stock Option will expire, and all rights to exercise it will terminate on the earliest of: (a) the date provided below in Sections 5 and 6, or (b) the Expiration Date. The number of shares subject to the Stock Option granted pursuant to this Agreement will be adjusted as provided in the Plan. This Stock Option is intended by the Corporation and the Optionee to be a Non-Statutory Stock Option and does not qualify for any special tax benefits to the Optionee.

3. Except as otherwise set forth herein, the Stock Option will be exercisable in all respects in accordance with the terms of the Plan as they relate to Non-Statutory Stock Option which are

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incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

4. Optionee will have the right to exercise the Stock Option in accordance with the following schedule:

     (a)  200,000 Shares subject to the Stock Option will vest on the sooner of
(a) the first date following ten (10) consecutive trading days during which the Common Stock trades at a value of at least $2.50 per Share as adjusted for any stock combination, stock dividend, stock split or other recapitalization event occurring with respect to the Company's Common Stock (a "Recapitalization"); or
(b) five (5) years from the grant date.

     (b)  200,000 Shares subject to the Stock Options will vest on the sooner of
(a) the first date following ten (10) consecutive trading days during which the Common Stock trades at a value of at least $5.00 per Share as adjusted for any Recapitalization; or (b) five (5) years from the grant date.

     (c) If the Company enters into a binding agreement during the time that Optionee is employed by the Company that results in a change in control (as defined in the following sentence) in which the shareholders will receive at least $2.50 per share in cash or other consideration, then the Shares set forth in Section 4(a) will vest. If the Company enters into a binding agreement that results in a change in control in which the shareholders will receive at least $5.00 per share in cash or other consideration, then the shares set forth in Sections 4(a) and (b) will vest. For purposes of this Option Agreement, "change in control" means that:

          (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation; or

          (ii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Corporation ("Transaction"), in each case, with respect to which the stockholders of the Corporation immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty percent (50%) of the combined voting power of the Corporation or other corporation resulting from such Transaction; or

          (iii) all or substantially all of the assets of the Corporation are sold, liquidated or distributed.

     (d) In the event that Optionee's employment with the Corporation is terminated without "Cause" pursuant to the terms of Optionee's Employment Agreement with the Corporation, effective as of November 9, 2000 (the "Employment Agreement") (which terms are incorporated by this reference) on or
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before December 13, 2004, the Stock Option will not expire

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unless and until the Expiration Date defined in Section 1 of this Agreement, and until such time shall vest in accordance with Sections 4(a) and (b) above.

     (e) In the event Optionee's employment is terminated for any reason other than as defined in Section 4(d) of this Agreement, any Stock Option described in
Section 4(a) or (b) of this Option Agreement not vested as of the date of the termination will not vest. Any Stock Option described in this Section 4 that is vested as of the date of such termination may be exercised in accordance with
Section 6 of this Agreement.

     (f) The right to exercise the Stock Option will be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

5. The Stock Option will lapse and becomes unexercisable in full on the earliest of the following events:

     (a) the first anniversary of the Optionee's death, as provided below in
Section 6;

     (b) the first anniversary of the date the Optionee ceases to be an Employee due to total and permanent disability, as provided below in Section 6;

     (c) the date otherwise provided below in Section 6, unless the Committee otherwise extends such period before the applicable expiration date;

     (d) the date provided in Section 9 of the Plan for a transaction described in such Section; or

     (e) the date the Optionee files or has filed against him a petition in bankruptcy.

6. If Optionee ceases to be an Employee for any reason other than that described in this Section 6, Optionee will have the right, subject to the other provisions of this Agreement, to exercise the Stock Option for the term of the Option but only to the extent that on the date of termination the Optionee's right to exercise such Option had vested, and at the end of such period the Stock Option will expire, and all rights to exercise it will terminate.

     (a) For purposes of this Section 6, the employment relationship will be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Committee.

     (b) If Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he could have exercised an Option under the preceding sub-Sections, the Option granted to the Optionee may be exercised, to the extent it has vested at the time of death and subject to the Plan, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

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     (c) If Optionee ceases to be an Employee due to becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, the Stock Option may be exercised to the extent it has vested at the time of cessation and, subject to the Plan, at any time within twelve (12) months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the Stock Option.

7. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

8. The Corporation will not be under any obligation to issue any Shares upon the exercise of this Stock Option unless and until the Corporation has determined that:

     (a) it and Optionee have taken all actions required to register such Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

     (b) any applicable listing requirement of any stock exchange on which such Shares are listed has been satisfied; and

     (c) all other applicable provisions of state and federal law have been satisfied.

9. Optionee acknowledges that the tax effect of the exercise of this Stock Option and the sale of the underlying Shares is complicated, that Optionee has consulted with his own professional advisor which respect to all tax matters relating to this Stock Option and the exercise and sale of the Shares and has not relied on any assurances or representations of the Corporation as to such matters.

10. The Shares have not been registered and, therefore, they may not be sold, pledged, hypothecated, or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration is available.

11. A legend will be placed on any certificate evidencing the Shares in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR

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     APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION
     PROMULGATED THEREUNDER.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.


OPTIONEE                                      DAOU SYSTEMS, INC.,
                                              a Delaware corporation


  /s/ James T. Roberto                             /s/ Neil Cassidy
----------------------                        ---------------------------
James T. Roberto                              By:   Neil Cassidy
                                              Its:  Chief Financial Officer

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